Sultanate of Oman
Ministry of Tourism
Muscat

سلطنة عمان
وزارة السياحة
مسقط

الرقم : و س /ط ع /٤٤٠٧/ ٢٠١٥
التاريخ : ١٥ رمضان ١٤٣٦هـ
الموافق: ٢ يوليو ٢٠١٥م

الفاضل / دروهن فرانسيس جوزيف ..المحترم
المدير الاداري
شركة أوماجن ش.م.م
ص ب:٧٠٨ ر ب:١١٥

تحية طيبة وبعد،،،

الموضوع / عقد حق انتفاع بالأرض الحكومية السياحية رقم (١)
مربع (74SW) بولاية السيب

يسرني أن أرفق لكم المستندات التالية:

١- أصل عقد حق الانتفاع لقطعة الأرض السياحية الحكومية رقم (١) بالمربع (74SW) الكائنة بولاية السيب والبالغ مساحتها (١٠٠٠٠٠٠ م٢) مليون متر مربع بعد اعتمادها من الجهات المختصة .
٢- محضر استلام وتسليم الأرض المذكورة أعلاه.

للتفضل بالاستلام والبدء في إجراءات تنفيذ المشروع حسب اتفاقية التطوير الموقعة معكم، علماً بأن تاريخ تفعيل اتفاقية التطوير يبدأ من تاريخ ٠١ يوليو ٢٠١٥م.

وتفضلوا بقبول فائق الاحترام،،،

وزارة السياحة
سلطنة عمان
المديرية العامة للتخطيط والمتابعة والمعلومات

هلال بن غالب بن علي الهنائي
مستشار السياحة الخضراء
المكلف بتسيير أعمال مدير عام التخطيط
والمتابعة والمعلومات

(الخروص)

ص.ب : ٢٠٠، مدينة السلطان قابوس، الرمز البريدي : ١١٥، تليفون : ٢٢٠٨٨٤٨٠، فاكس : ٢٢٠٨٨٤٨٣، بريد إلكتروني : info@omantourism.gov.om
P.O. Box : 200 Madinat Al Sultan Qaboos, Postal Code : 115, Tel. : 22088480, Fax : 22088483, E-mail : info@omantourism.gov.om

Sultanate of Oman
Ministry of Tourism
Muscat

سلطنة عمان
وزارة السياحة
مسقط

محضر تسليم واستلام

بنـــاء على موافقة وزارة السياحة على تأجير قطعة الأرض السياحية الحكومية (١) بالمربع (74SW) الواقعة بولاية السيب محافظة مسقط والبالغة مساحتها (١٠٠٠٠٠٠م٢) مليون متر مربع إلى شركة أوماجن ش.م.م فقد تم تسليم قطعة الأرض الشركة المذكورة بتاريخ ٠١ يوليو ٢٠١٥م، وتم توقيع عقد حق الإنتفاع مع الشركة بتاريخ ٠١ يوليو ٢٠١٥م.

الرقم	الاسم	التوقيع والختم
١	عـــن/ وزارة السياحـــــة. الفاضل/ مدير دائرة التخطيط والتطوير	
٢	عـــن الشركة/ أوماجن ش.م.م الفاضل/ دروهن فرانسيس جوزيف	Sultanate of Oman P.O.Box: 768 P.C. 115 C.R.No.:1080151 OMAGINE L.L.C

وقد حرر المحضر من نسختين تسلم نسخة لوزارة السياحة والنسخة الأخرى شركة أوماجن ش.م.م

- **التاريخ: ٠٢ يوليو ٢٠١٥م.**

(الخروصي)

ص.ب : ٢٠٠، مدينة السلطان قابوس، الرمز البريدي : ١١٥، تليفون : ٢٢٠٨٨٤٨٠، فاكس : ٢٢٠٨٨٤٨٣، بريد إلكتروني : info@omantourism.gov.om
P.O. Box : 200 Madinat Al Sultan Qaboos, Postal Code : 115, Tel. : 22088480, Fax : 22088483, E-mail : info@omantourism.gov.om